Dreyfus Balanced Fund, Inc.

SEMIANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Balanced Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Balanced Fund, Inc., covering the six-month period from September 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

Primarily because of a fast-growing U.S. economy and rising interest rates, the past six months have been good for stocks but difficult for bonds. The stock market' s advance was led primarily by technology stocks, although other market sectors also produced good results during the fourth quarter of 1999. During the first two months of the year 2000, however, the large-cap sector of the stock market corrected substantially, and small- and mid-cap stocks generally outperformed large-capitalization stocks.

In the bond market, rising interest rates caused prices of U.S. Treasury and agency securities to decline sharply. However, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Balanced Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the six-month period ended February 29, 2000, Dreyfus Balanced Fund, Inc. produced a total return of 5.07% .(1) This compares favorably with the performance of the fund's Customized Blended Index (the "Index"), which produced a total return of 3.23% .(2) The Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), which comprised 60% of the Index, had a total return of 4.10% for the six months ended February 29, 2000.(3) The Lehman Brothers Aggregate Bond Index, which comprised 40% of the Index, produced a total return of 1.92%
 .(4)

We attribute the fund's relatively good performance primarily to our emphasis on the volatile technology sector and communications services sector in the equity portion of the portfolio. In the fixed-income sector, we benefited from our overweighted position in corporate bonds, which outperformed most other bond sectors during the period. Of course, the fund's emphasis on any market sector may cause it to be subject to greater than average share price fluctuations.

What is the fund's investment approach?

On the equity side, the fund invests primarily in mid- and large-sized companies that we believe have above-average growth potential and are attractively valued relative to the market in general. While our investment universe generally consists of companies with market capitalizations of $1 billion or greater, we currently tend to concentrate slightly more heavily on stocks with market capitalizations of $5 billion or greater.

On the fixed-income side, the fund invests in a mix of debt instruments including corporate bonds, mortgage-backed securities, asset-backed securities, U.S. Treasuries and U.S. government agency bonds, as well as commercial mortgage-backed securities. The fixed-income portion of the fund also includes cash and cash equivalents.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund' s asset allocation parameters have been designed to provide the portfolio management team with the flexibility to respond to changing investment environments and to take advantage of a wide range of investment opportunities. Under normal market conditions, the fund's equity allocation may range from 40% to 75%, and its fixed-income allocation range from 25% to 60%, with a benchmark of 60% in equity investments and 40% in fixed-income investments. Under adverse market conditions, the fund may invest up to 100% of its assets in cash and cash equivalents, including money market instruments.

What other factors influenced the fund's performance?

The fund was favorably influenced by the investment environment that prevailed during the period, especially on the equities side. Robust consumer spending, low rates of inflation and technology-driven productivity gains powered the U.S. economy to its longest peacetime expansion in history. Equity markets benefited from the economy' s strong growth, particularly the fast-growing technology sector, in which the fund held a significant position. Key holdings include chip manufacturers, such as LSI Logic, semiconductor equipment makers, such as Applied Materials, communications service and equipment companies, such as Nortel Networks, and business-related software developers, such as Oracle. We also maintain significant investments in telecommunications-related utilities, which have benefited from the rapid growth of wireless communications and the build-out of the Internet.

Most other equity sectors faced less favorable market conditions. Health care, the fund' s worst performing sector, was hurt by a variety of competitive and regulatory pressures. Consumer staples companies came under pressure as a result of product pricing issues and potential competition from the Internet. Consumer cyclicals suffered from fears that the rate of economic growth might slow in response to rising interest rates.

Rising interest rates during the reporting period produced a generally negative effect on the fund's fixed-income performance. The Federal Reserve Board raised interest rates during the period in an effort to slow the U.S. economy and forestall a future rise in inflation. Since bond prices tend to decline when interest rates rise, most fixed-

income investments provided negative returns during the period. Corporate bonds, in which the fund held an overweighted position, generally outperformed U.S. Treasuries because the strong economy was seen as generally favoring corporate financial health.

What is the fund's current strategy?

On the equity side, as of the end of the reporting period, the fund remained slightly underweighted to its benchmark in the fast-growing technology sector. Approximately 34% of the equity portion of the portfolio was allocated among various areas of the semiconductor, computer and communications industries.

On the fixed-income side, as of the end of the reporting period, we remain overweighted in corporate bonds, which account for approximately 35% of the fund' s fixed-income portfolio. We have also begun increasing our exposure to bonds issued by emerging foreign markets, such as Korea and Chile, in light of increasing liquidity and the economic recovery in these markets.

March 23, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. EFFECTIVE SEPTEMBER 15, 1999, THE FUND'S CUSTOMIZED BLENDED INDEX HAS BEEN CHANGED TO A BLENDED INDEX OF 60% STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN BROTHERS AGGREGATE BOND INDEX. PRIOR TO SEPTEMBER 15, 1999, THE FUND'S CUSTOMIZED BLENDED INDEX HAD BEEN A BLENDED INDEX OF 50% STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 10% MERRILL LYNCH 3-MONTH U.S TREASURY BILL INDEX. THE INDEX WAS MODIFIED TO BETTER REFLECT HOW THE FUND IS BEING MANAGED.

(3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(4) SOURCE: LEHMAN BROTHERS -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

February 29, 2000 (Unaudited)

COMMON STOCKS--57.3%                                                                            Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & ELECTRONICS--.2%

Boeing                                                                                           12,500                  460,938

COMMERCIAL SERVICES--.4%

At Home, Cl. A                                                                                    3,300  (a)             113,231

McGraw-Hill Cos.                                                                                 14,000                  712,250

                                                                                                                         825,481

CONSUMER DURABLES--.8%

Ford Motor                                                                                       11,400                  474,525

General Motors                                                                                    8,500                  646,531

Leggett & Platt                                                                                  17,000                  285,813

                                                                                                                       1,406,869

CONSUMER NON-DURABLES--2.1%

Anheuser-Busch Cos.                                                                               7,100                  455,288

Estee Lauder, Cl .A                                                                               6,300                  273,262

Intimate Brands                                                                                  10,000                  326,875

Kimberly-Clark                                                                                   12,400                  640,925

PepsiCo                                                                                          39,800                1,283,550

Procter & Gamble                                                                                 11,100                  976,800

                                                                                                                       3,956,700

CONSUMER SERVICES--3.4%

AMFM                                                                                              8,000  (a)             491,000

Adelphia Communications, Cl. A                                                                   11,200  (a)             615,300

CBS                                                                                              24,000  (a)           1,429,500

Carnival                                                                                         14,500                  417,781

Cendant                                                                                          55,500  (a)             988,594

Clear Channel Communications                                                                      4,000  (a)             266,500

Gannett                                                                                           8,000                  521,500

Infinity Broadcasting, Cl. A                                                                     10,000  (a)             319,375

McDonald's                                                                                        5,900                  186,219

Time Warner                                                                                      13,800                1,179,900

                                                                                                                       6,415,669

ELECTRONIC TECHNOLOGY--15.8%

American Tower, Cl. A                                                                            29,100                1,433,175

Apple Computer                                                                                    4,400  (a)             504,350

Applied Materials                                                                                10,000  (a)           1,829,375

Cabletron Systems                                                                                20,300  (a)             994,700

Compaq Computer                                                                                  21,000                  522,375

Computer Sciences                                                                                18,600  (a)           1,465,912



COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Ericsson (LM) Telephone, Cl. B, ADR                                                              14,000                1,344,000

General Dynamics                                                                                  7,000                  302,750

Hewlett-Packard                                                                                   8,800                1,183,600

Intel                                                                                            35,600                4,022,800

International Business Machines                                                                  17,000                1,734,000

LSI Logic                                                                                        52,000  (a)           3,331,250

Lexmark International Group, Cl. A                                                               13,300  (a)           1,586,025

Motorola                                                                                         11,600                1,977,800

National Semiconductor                                                                           24,400  (a)           1,833,050

Nortel Networks                                                                                  11,000                1,226,500

Sun Microsystems                                                                                  8,000  (a)             762,000

3COM                                                                                              8,000  (a)             784,000

Teradyne                                                                                         19,000  (a)           1,653,000

Texas Instruments                                                                                 4,000                  666,000

United Technologies                                                                               8,400                  427,875

                                                                                                                      29,584,537

ENERGY MINERALS--3.1%

Burlington Resources                                                                              7,000                  193,375

Conoco, Cl. A                                                                                    23,000                  441,312

Exxon Mobil                                                                                      23,788                1,791,534

Kerr-McGee                                                                                        9,300                  416,175

Royal Dutch Petroleum, ADR                                                                       34,700                1,821,750

Texaco                                                                                           19,500                  925,031

USX-Marathon Group                                                                                9,000                  194,625

                                                                                                                       5,783,802

FINANCE--7.8%

American Express                                                                                  5,300                  711,194

American General                                                                                  8,100                  422,719

American International Group                                                                     16,227                1,435,042

Associates First Capital, Cl. A                                                                  16,900                  335,887

Bank of America                                                                                  15,500                  713,969

Bank of New York                                                                                 14,000                  466,375

Chase Manhattan                                                                                  18,500                1,473,062

Citigroup                                                                                        48,700                2,517,181

Federal Home Loan Mortgage                                                                       16,000                  668,000

Federal National Mortgage Association                                                            26,600                1,409,800

Fleet Boston Financial                                                                           14,600                  397,850

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Household International                                                                           5,900                  188,431

John Hancock Financial Services                                                                  19,600  (a)             311,150

Morgan (J.P.)                                                                                     5,100                  566,100

Morgan Stanley Dean Witter                                                                       24,600                1,732,763

Wells Fargo                                                                                      29,000                  958,813

XL Capital, Cl. A                                                                                 7,500                  303,281

                                                                                                                      14,611,617

HEALTH SERVICES--1.7%

Columbia/HCA Healthcare                                                                          75,800                1,463,888

Wellpoint Health Networks                                                                        25,000  (a)           1,687,500

                                                                                                                       3,151,388

HEALTH TECHNOLOGY--3.4%

American Home Products                                                                           12,500                  543,750

Baxter International                                                                              6,000                  327,000

Bristol-Myers Squibb                                                                             16,900                  960,131

Johnson & Johnson                                                                                12,100                  868,175

Lilly (Eli)                                                                                       7,500                  445,781

Merck & Co.                                                                                      28,400                1,748,375

Pharmacia & Upjohn                                                                               15,700                  747,713

Warner-Lambert                                                                                    8,000                  684,500

                                                                                                                       6,325,425

INDUSTRIAL SERVICES--.8%

Schlumberger                                                                                     19,900                1,470,113

NON-ENERGY MINERALS--.5%

Alcoa                                                                                             5,000                  342,500

Weyerhaeuser                                                                                      9,700                  497,731

                                                                                                                         840,231

PROCESS INDUSTRIES--1.0%

Dow Chemical                                                                                      5,000                  542,500

duPont (E.I.) deNemours                                                                           8,000                  404,000

International Paper                                                                               4,000                  147,250

PPG Industries                                                                                    7,000                  345,625

Rohm & Haas                                                                                      12,600                  508,725

                                                                                                                       1,948,100

PRODUCER MANUFACTURING--4.3%

Emerson Electric                                                                                  6,000                  273,375

General Electric                                                                                 30,000                3,965,625

Georgia-Pacific                                                                                  10,100                  350,344



COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Honeywell                                                                                        33,800                1,626,625

Ingersoll-Rand                                                                                    6,300                  241,369

Masco                                                                                            23,200                  414,700

Tyco International                                                                               29,700                1,126,743

                                                                                                                       7,998,781

RETAIL TRADE--2.1%

Federated Department Stores                                                                       4,000  (a)             146,750

Gap                                                                                               7,000                  338,187

Lowes                                                                                            22,600                1,076,325

May Department Stores                                                                            13,600                  356,150

TJX Cos.                                                                                         21,400                  341,063

Target                                                                                           28,800                1,699,200

                                                                                                                       3,957,675

TECHNOLOGY SERVICES--4.2%

BMC Software                                                                                      9,100  (a)             418,600

Charter Communications, Cl. A                                                                    54,000  (a)             948,375

Computer Associates International                                                                24,100                1,549,931

Compuware                                                                                        11,200  (a)             247,800

Electronic Data Systems                                                                          20,000                1,295,000

First Data                                                                                       12,000                  540,000

Network Associates                                                                               27,200  (a)             827,900

Oracle                                                                                           26,000  (a)           1,930,500

Synopsys                                                                                          3,500  (a)             139,781

                                                                                                                       7,897,887

UTILITIES--5.7%

AT&T                                                                                             33,400                1,651,212

Bell Atlantic                                                                                    12,600                  616,613

Coastal                                                                                          31,200                1,312,350

El Paso Energy                                                                                    4,600                  170,488

Enron                                                                                             7,000                  483,000

GTE                                                                                              29,800                1,758,200

MCI WorldCom                                                                                     36,450  (a)           1,626,581

Niagara Mohawk Power                                                                             11,000  (a)             129,250

SBC Communications                                                                               27,400                1,041,200

Sprint (FON Group)                                                                               25,000                1,525,000

Texas Utilities                                                                                   8,000                  261,000

                                                                                                                      10,574,894

TOTAL COMMON STOCKS

   (cost $84,274,677)                                                                                                107,210,107

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES--39.4%                                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--.6%

Bayer HypoVereinsbank, Bonds,

   8.741%, 6/30/2031                                                                          1,200,000  (b)           1,188,959

FOOD RETAILING--1.8%

Fred Meyer, Notes,

   7.375%, 3/1/2005                                                                           3,400,000                3,323,415

INDUSTRIAL--3.2%

ICI Wilmington, Notes,

   7.05%, 9/15/2007                                                                           1,500,000                1,422,368

Pemex Finance, Notes,

   7.80%, 2/15/2013                                                                           3,000,000  (b)           2,958,300

Saks, Deb.,

   8.25%, 11/15/2008                                                                            700,000                  656,976

Yosemite Securities Trust I, Deb.,

   8.25%, 11/15/2004                                                                          1,000,000  (b)             987,585

                                                                                                                       6,025,229

INSURANCE--.8%

Conseco, Notes,

   9%, 10/15/2006                                                                             1,400,000                1,419,830

TELECOMMUNICATIONS--1.5%

VodafoneAirtouch Communications, Notes,

   6.35%, 6/1/2005                                                                            3,000,000                2,840,994

TRANSPORTATION--1.5%

America West Airlines, Pass-Through Ctfs.,                                                    2,790,697                2,745,585

  Ser. 1997,1C, 7.53%, 1/2/2004

UTILITIES--2.2%

Crescent Real Estate Trust, Notes,

   7.50%, 9/15/2007                                                                           5,000,000                4,164,915

OTHER--3.3%

DLJ,

   Medium-Term Notes, 4%, 8/7/2000                                                            2,500,000  (b)           2,520,488

NSCOR, Residential Mortgage Securities:

   Ser. 1997-11, B2, 7%, 8/25/2027                                                              341,318                  305,264

   Ser. 1998-2, B2, 6.50%, 2/25/2028                                                            736,131                  632,325

New York City Tax Lien,

  Collateralized Bonds,

   Ser. 1997-1, Cl. D, 6.90%, 5/25/2005                                                         555,477  (b)             552,178

Residential Funding Mortgage Securities 1,

  Pass-Through Ctfs.,

   Ser. 1996-s18, Cl. M3, 8%, 10/25/2026                                                      2,334,422                2,242,084

                                                                                                                       6,252,339


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES--24.5%

Federal Home Loan Mortgage Corp.,

  Real Estate Mortgage Investment Conduit,

   Ser. 1497, Cl. FF, 6.50%, 8/15/2021                                                        1,650,000                1,562,319

Federal National Mortgage Association, Notes,

   6.50%, 8/15/2004,                                                                          1,750,000                1,708,936

U.S. Treasury Bonds,

   5.25%, 2/15/2029                                                                             548,000                  472,447

U.S. Treasury Notes:

   5%, 4/30/2001                                                                                750,000                  738,488

   5.75%, 6/30/2001                                                                           1,000,000                  990,970

   5.50%, 8/31/2001                                                                           2,000,000                1,972,160

   5.875%, 11/30/2001                                                                         4,000,000                3,956,880

   7.25%, 8/15/2004                                                                           1,000,000                1,022,780

   5.875%, 11/15/2004                                                                        14,000,000  (c)          13,593,440

   6%, 8/15/2009                                                                             20,659,000               19,880,362

                                                                                                                      45,898,782

TOTAL BONDS AND NOTES

   (cost $76,520,791)                                                                                                 73,860,048
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--2.8%
------------------------------------------------------------------------------------------------------------------------------------

U.S TREASURY BILLS:

   5.19%, 3/30/2000                                                                              23,000                   22,904

   5.23%, 4/6/2000                                                                              144,000                  143,221

   5.68%, 4/27/2000                                                                           5,112,000                5,066,401

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,232,179)                                                                                                   5,232,526
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $166,027,647)                                                             99.5%              186,302,681

CASH AND RECEIVABLES (NET)                                                                          .5%                  980,332

NET ASSETS                                                                                       100.0%              187,283,013

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRAION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 29, 2000, THESE
SECURITIES AMOUNTED TO $8,207,510 OR APPROXIMATELY 4.4% OF THE NET ASSETS.

(C)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

February 29, 2000 (Unaudited)

                                                                   Market Value                                        Unrealized

                                                                        Covered                                     (Depreciation)

                                            Contracts          by Contracts ($)             Expiration            at 2/29/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

5 year U.S. Treasury Notes                         31                 3,009,906             June 2000                      (2,664)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           166,027,647   186,302,681

Cash                                                                    257,479

Interest receivable                                                   1,167,699

Receivable for investment securities sold                               483,013

Receivable for shares of Common Stock subscribed                          3,938

Prepaid expenses                                                         14,462

                                                                    188,229,272
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           102,303

Payable for investment securities purchased                             458,048

Payable for shares of Common Stock redeemed                             331,520

Payable for futures variation margin--Note 4(a)                           1,453

Accrued expenses                                                         52,935

                                                                        946,259
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,283,013
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     164,653,432

Accumulated undistributed investment income--net                      1,164,784

Accumulated net realized gain (loss) on investments                   1,192,427

Accumulated net unrealized appreciation (depreciation)

  on investments [including ($2,664) net unrealized

   (depreciation) on financial futures]--Note 4(b)                   20,272,370
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      187,283,013
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      12,081,062

NET ASSET VALUE, offering and redemption price per share ($)              15.50

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended February 29, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             2,601,927

Cash dividends (net of $160 foreign taxes withheld at source)          615,437

TOTAL INCOME                                                         3,217,364

EXPENSES:

Management fee--Note 3(a)                                              565,467

Shareholder servicing costs--Note 3(b)                                 319,730

Professional fees                                                       19,283

Custodian fees--Note 3(b)                                               17,780

Prospectus and shareholders' reports                                    13,483

Directors' fees and expenses--Note 3(c)                                 12,749

Registration fees                                                        7,832

Interest expense--Note 2                                                 2,677

Loan commitment fees--Note 2                                             2,063

Miscellaneous                                                            4,988

TOTAL EXPENSES                                                         966,052

INVESTMENT INCOME--NET                                               2,251,312
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,660,695

Net realized gain (loss) on financial futures                          389,430

NET REALIZED GAIN (LOSS)                                             3,050,125

Net unrealized appreciation (depreciation) on investments

  [including ($62,695) net unrealized (depreciation) on

   on financial futures]                                             4,045,850

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,095,975

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,347,287

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        February 29, 2000           Year Ended

                                               (Unaudited)     August 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,251,312            7,439,985

Net realized gain (loss) on investments         3,050,125           15,593,818

Net unrealized appreciation (depreciation)
   on investments                               4,045,850           35,589,943

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,347,287           58,623,746
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,685,296)          (8,501,407)

Net realized gain on investments             (17,907,317)         (20,122,668)

TOTAL DIVIDENDS                              (20,592,613)         (28,624,075)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  26,350,206         131,420,540

Dividends reinvested                           20,091,163          27,427,390

Cost of shares redeemed                      (36,128,277)        (360,153,223)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 10,313,092         (201,305,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (932,234)         (171,305,622)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           188,215,247          359,520,869

END OF PERIOD                                 187,283,013          188,215,247

Undistributed investment income--net            1,164,784            1,598,768
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,631,667           8,145,401

Shares issued for dividends reinvested          1,288,348           1,733,807

Shares redeemed                               (2,236,559)         (22,149,613)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     683,456         (12,270,405)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended

                                        February 29, 2000                             Year Ended August 31,
                                                                   -----------------------------------------------------------------

                                               (Unaudited)          1999          1998           1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.51         15.19         18.15          15.13         15.61         13.72

Investment Operations:

Investment income--net                                 .19(a)        .87(a)        .47            .45           .51           .54

Net realized and unrealized

   gain (loss) on investments                          .65          1.98          (.88)          3.65           .29          1.99

Total from Investment
   Operations                                          .84          2.85          (.41)          4.10           .80          2.53

Distributions:

Dividends from investment
   income--net                                        (.24)         (.45)         (.46)          (.44)         (.53)         (.51)

Dividends from net realized
   gain on investments                               (1.61)        (1.08)        (2.09)          (.64)         (.75)         (.13)

Total Distributions                                  (1.85)        (1.53)        (2.55)         (1.08)        (1.28)         (.64)

Net asset value, end of period                       15.50         16.51         15.19          18.15         15.13         15.61
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.07(b)      19.37         (2.99)         28.06          5.19         19.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .51(b)         .94           .91            .96          1.00          1.04

Ratio of interest expense and
   loan commitment fee
   to average net assets                              .00(c)         .03           --             --            --            --

Ratio of net investment income

   to average net assets                             1.19(b)        2.62          2.76           2.71          3.37          3.99

Portfolio Turnover Rate                             54.28(b)      162.40        177.85         235.56        186.23         72.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     187,283       188,215       359,521        347,259       269,869       165,909

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Balanced  Fund,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and
asked    prices    is    used.     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are nor mally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended February 29, 2000 was approximately $95,700, with a related weighted average annualized interest of 5.61%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services
relating    to    shareholder     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2000, the fund was charged $221,596 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $36,237 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2000, the fund was charged $17,780 pursuant to the custody agreement.

(c) Each non-affiliated director is a board member of one or more funds comprising a certain group of funds ("Fund Group") within the Dreyfus complex. Effective January 1, 2000, for their participation as a director in a Fund Group, the directors receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each director who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

(d) During the period ended February 29, 2000, the fund incurred total brokerage commissions of $82,036, of which $3,165 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The  aggregate amount of purchases and sales of investment securities, excluding
short-term    securities    and    financial    futures,    during    the

period  ended  February  29,  2000,  amounted  to $100,703,552 and $118,673,372, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 29, 2000 are set forth in the Statement of Financial Futures.

(b) At February 29, 2000, accumulated net unrealized appreciation on investments
and   financial   futures  was  $20,272,370,  consisting  of  $28,646,166  gross unrealized appreciation and $8,373,796 gross unrealized depreciation.

  At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors held on March 6, 2000, the Board approved the termination of the fund' s Distribution Agreement with Premier
Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                             The Fund

                                                           For More Information

                        Dreyfus Balanced Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                            Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                            Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                            Transfer Agent &

                            Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                            Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   222SA002